UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2005

United PanAm Financial Corp.

(Exact name of registrant as specified in its charter)

California	94-3211687
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24051

3990 Westerly Place, Suite 200

Newport Beach, California 92660

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 2, 2005, United PanAm Financial Corp. (“UPFC”) issued a press release announcing its intention to file a registration statement on Form S-3 to cover the offer and sale by a selling security holder, Pan American Financial, L.P., a Delaware limited partnership and principal shareholder of UPFC, of approximately 3,500,000 to 4,000,000 currently outstanding shares of UPFC common stock. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Neither this report nor the press release shall constitute an offer to sell or the solicitation of an offer to buy any shares of UPFC common stock, nor shall there be any sale of UPFC common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This announcement is being issued pursuant to and in accordance with Rule 135 under the Securities Act of 1933, as amended.

Item 9.01	Exhibits.

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release announcing proposed registered offering dated August 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp. (Registrant)

Dated: August 3, 2005	By:	/s/ Garland Koch
	Name:	Garland Koch
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release announcing proposed registered offering dated August 2, 2005.

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